                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                        CORPORATE HIGH YIELD FUND, INC.
                      CORPORATE HIGH YIELD FUND III, INC.
                     INCOME OPPORTUNITIES FUND 1999, INC.
                     INCOME OPPORTUNITIES FUND 2000, INC.
                                 P.O. BOX 8011
                             Princeton, New Jersey
                                   08543-9011
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                        CORPORATE HIGH YIELD FUND, INC.
                      CORPORATE HIGH YIELD FUND III, INC.
                      INCOME OPPORTUNITIES FUND 1999, INC.
                      INCOME OPPORTUNITIES FUND 2000, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 25, 1999
                            ------------------------

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Meeting") of each of the above-listed funds (each a "Fund" and, collectively, the "Funds") will be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Wednesday, August 25, 1999 at the time specified in Exhibit A hereto for the following purposes:

        (1) To elect members of the Board of Directors of each Fund to serve for the ensuing year, except for Income Opportunities Fund 1999, Inc. ("Income Opportunities Fund 1999"), which will elect members of their Board of Directors to serve until the termination of the Fund on or about December 31, 1999 (the "Termination Date").

        (2)(a) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors for each of Corporate High Yield Fund, Inc. and Corporate High Yield Fund III, Inc. for its current fiscal year, and

           (b) To consider and act upon a proposal to ratify the selection of Ernst & Young LLP to serve as independent auditors for Income Opportunities Fund 1999 until its Termination Date and for Income Opportunities Fund 2000, Inc. for its current fiscal year.

        (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The Board of Directors of each Fund has fixed the close of business on June 30, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

    A complete list of the stockholders of each Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after August 11, 1999, at the office of the Funds, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the respective Fund.

                                          By Order of the Boards of Directors,
                                          IRA P. SHAPIRO
                                          Secretary
                                          Income Opportunities Fund 1999, Inc.
                                          Income Opportunities Fund 2000, Inc.

                                          WILLIAM ZITELLI
                                          Secretary
                                          Corporate High Yield Fund, Inc.
                                          Corporate High Yield Fund III, Inc.
Plainsboro, New Jersey
Dated: July 14, 1999

                            COMBINED PROXY STATEMENT
                            ------------------------

                        CORPORATE HIGH YIELD FUND, INC.
                      CORPORATE HIGH YIELD FUND III, INC.
                      INCOME OPPORTUNITIES FUND 1999, INC.
                      INCOME OPPORTUNITIES FUND 2000, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                      1999 ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 25, 1999

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors (hereinafter the "Directors") of the above-listed funds (each a "Fund" and, collectively, the "Funds"), to be voted at the 1999 Annual Meeting of Stockholders of each Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Wednesday, August 25, 1999 at the time specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is July 14, 1999.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Directors to serve for the ensuing year, or in the case of Income Opportunities Fund 1999, Inc. ("Income Opportunities Fund 1999") to serve until the termination of the Fund on or about December 31, 1999 (the "Termination Date") and for the ratification of the selection of independent auditors to serve for that Fund's current fiscal year, or in the case of Income Opportunities Fund 1999, to serve until the Fund's Termination Date. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors of each Fund has fixed the close of business on June 30, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of common stock ("Common Stock") indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of its Common Stock.

     The Board of Directors of each Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

     At the Meeting, the Directors of each Fund will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified, except for Income Opportunities Fund 1999, which will elect Directors to serve until the Termination Date. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the seven (7) nominees listed below. The Board of Directors of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors for such Fund may recommend.

     Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of the Directors of each Fund is set forth in Exhibit A.

                                                         PRINCIPAL OCCUPATIONS DURING PAST
   NAME AND ADDRESS OF NOMINEE       AGE               FIVE YEARS AND PUBLIC DIRECTORSHIPS(1)
   ---------------------------       ---               --------------------------------------
Terry K. Glenn(1)(3).............    58     Executive Vice President of Fund Asset Management, L.P.
  P.O. Box 9011                             ("FAM") and MLAM (which terms as used herein include their
  Princeton, New Jersey                     corporate predecessors) since 1983; Executive Vice President
  08543-9011                                and Director of Princeton Services, Inc. ("Princeton
                                            Services") since 1993; President of Princeton Funds
                                            Distributor, Inc. ("PFD") since 1986 and Director thereof
                                            since 1991; President of Princeton Administrators, L.P.
                                            since 1988.
Joe Grills(1)(2).................    64     Member of the Committee of Investment of Employee Benefit
  P.O. Box 98                               Assets of the Financial Executives Institute ("CIEBA") since
  Rapidan, Virginia 22733                   1986; Member of CIEBA's Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of
                                            International Business Machines Incorporated ("IBM") and
                                            Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the
                                            State of New York Common Retirement Fund and the Howard
                                            Hughes Medical Institute since 1997; Director, Duke
                                            Management Company since 1992, Vice Chairman since 1998;
                                            Director, LaSalle Street Fund since 1995; Director, Hotchkis and Wiley Mutual Funds since 1996; Director, Kimco Realty
                                            Corporation since 1997; Member of the Investment Advisory
                                            Committee of the Virginia Retirement System since 1998;
                                            Director, Montpelier Foundation since 1998.
Walter Mintz(1)(2)...............    70     Special Limited Partner of Cumberland Associates (investment
  1114 Avenue of the Americas               partnership) since 1982.
  New York, New York 10036
Robert S. Salomon, Jr.(1)(2).....    62     Principal of STI Management (investment adviser); Chairman
  106 Dolphin Cove Quay                     and CEO of Salomon Brothers Asset Management from 1992 to
  Stamford, Connecticut 06902               1995; Chairman of Salomon Brothers equity mutual funds from
                                            1992 to 1995; Monthly columnist with Forbes Magazine since
                                            1992; Director of Stock Research and U.S. Equity Strategist
                                            at Salomon Brothers Inc. from 1975 to 1991; Trustee, The
                                            Common Fund since 1980.

                                                         PRINCIPAL OCCUPATIONS DURING PAST
   NAME AND ADDRESS OF NOMINEE       AGE               FIVE YEARS AND PUBLIC DIRECTORSHIPS(1)
   ---------------------------       ---               --------------------------------------
Melvin R. Seiden(1)(2)...........    68     Director of Silbanc Properties, Ltd. (real estate,
  780 Third Avenue Suite 2502               investment and consulting) since 1987; Chairman and
  New York, New York 10017                  President of Seiden & de Cuevas, Inc. (private investment
                                            firm) from 1964 to 1987.
Stephen B. Swensrud(1)(2)........    66     Chairman of Fernwood Advisors (investment adviser) since
  24 Federal Street                         1996; Principal of Fernwood Associates (financial
  Suite 400                                 consultant) since 1975.
  Boston, Massachusetts 02110
Arthur Zeikel(1)(3)..............    67     Chairman of FAM and MLAM from 1997 to 1999; President of FAM
  300 Woodland Avenue                       and MLAM from 1977 to 1997; Chairman of Princeton Services
  Westfield, New Jersey 07090               from 1997 to 1999; and Director thereof from 1993 to 1999;
                                            President of Princeton Services from 1993 to 1997; Executive
                                            Vice President of Merrill Lynch & Co., Inc. ("ML & Co.")
                                            from 1990 to 1999.

------------------

(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Directors" in Exhibit A.

(2) Member of Audit Committee of the Board of Directors.

(3) Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of each of the Funds.

     Committees and Board of Directors' Meetings. The Board of Directors of each Fund has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. No Fund's Board of Directors has a nominating committee.

     During each Fund's last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the fiscal year end, and if a member, 75% of the total number of meetings of the Audit Committee held during the period for which he served.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and directors of each Fund and persons who own more than ten percent of a registered class of each Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange ("NYSE"). Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish each Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on each Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

     Interested Persons. Each Fund considers Mr. Zeikel and Mr. Glenn to be "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the positions each holds with FAM and its affiliates and/or due to their ownership of securities issued by ML & Co. Mr. Glenn is the President of each Fund.

     Compensation of Directors. FAM, the investment adviser of each Fund, pays all compensation to all officers of the Fund and Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each Director not affiliated with FAM (each a "non-interested Director") an annual fee plus a fee for each meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. Each Fund also pays each member of its Audit Committee, which consists of all the non-interested Directors, an annual fee plus a fee for each meeting attended, together with such Director's out-of-pocket expenses relating to attendance at such meetings. Information with respect to fees and expenses paid to the non-interested Directors for each Fund's most recently completed fiscal year is set forth in Exhibit A.

     Officers of the Fund. Information regarding the officers of each Fund is set forth in Exhibit A. Officers of the Funds are elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

     Stock Ownership. As of the Record Date, none of the nominees held shares of Common Stock of the Funds except as set forth in the table below:

                                                                                     NO. OF SHARES
               NOMINEE                                 FUND                              HELD
               -------                                 ----                          -------------
Arthur Zeikel........................  Corporate High Yield Fund                         3,300
Terry Glenn..........................  Corporate High Yield Fund                           771
                                       Income Opportunity Fund 1999                     21,529
                                       Income Opportunity Fund 2000                      8,978

At the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date. At such date, Mr. Zeikel, a Director of each Fund and Mr. Glenn, an officer and a Director of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

         ITEM 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The Boards of Directors of Corporate High Yield Fund and Corporate High Yield Fund III, including a majority of the Directors who are not interested persons of the Fund, have selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Boards of Directors for Income Opportunities Fund 1999 and Income Opportunities Fund 2000, including a majority of the Directors who are not interested persons of the Fund, have selected Ernst & Young LLP ("E&Y"), independent auditors, to examine the financial statements of Income Opportunities Fund 1999 until its Termination Date and of Income Opportunities Fund 2000 for its current fiscal year. No Fund knows of any direct or indirect financial interest of such auditors in the Fund. Such appointment is subject to ratification or rejection by the stockholders of each Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T acts as independent auditors for Corporate High Yield Fund and Corporate High Yield Fund III and E&Y acts as independent auditors for Income Opportunities Fund 1999 and Income Opportunities Fund 2000. D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies advised by FAM or MLAM. E&Y also acts as independent auditors for other investment companies advised by FAM or MLAM. The fees received by the independent auditors from these other entities are substantially greater, in the aggregate, than the total fees received by the independent auditors from each applicable Fund. The Board of Directors of each Fund considered the fact that (i) D&T has been retained as the independent auditors for ML & Co. and the other entities described above and (ii) E&Y has been retained as the independent auditors for other investment companies advised by FAM or MLAM in its evaluation of the independence of the independent auditors with respect to the Fund.

     Representatives of D&T and E&Y are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

     The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Funds in proportion to their respective net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. Each Fund may also hire proxy solicitors at the expense of the Fund. Each Fund has retained D.F. King & Co., Inc. to assist in the solicitation of proxies at a cost to the Fund of approximately $3,500 plus out-of-pocket expenses.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of the independent auditors.

     With respect to Item 1, "Election of Directors," for (i) Income Opportunities Fund 1999 and Income Opportunities Fund 2000, approval will require the affirmative vote of a majority of the votes cast by each Fund's stockholders, present in person or by proxy and entitled to vote, at a meeting at which a quorum is present and duly constituted, and for (ii) Corporate High Yield Fund and Corporate High Yield Fund III, approval will require a plurality of the votes cast by each Fund's stockholders, in person or by proxy, at a meeting at which a quorum is present and duly constituted.

     With respect to Item 2, "Ratification of the Selection of Independent Auditors," approval for each Fund will require the affirmative vote of a majority of the votes cast by the Fund's stockholders, present and in person or by proxy and entitled to vote, at a meeting at which a quorum is present and duly constituted.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith ("MLPF&S"), holding shares of each Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Funds will include shares held of record by broker-dealers as to which such authority has been granted in their tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to the Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of obtaining a quorum. MLPF&S has advised the Fund that it intends to vote shares held in its name for which no instructions are received except as limited by agreement or applicable law, in the same proportion as the votes received from the beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the vote on Item 1 or Item 2.

     Management knows of no other matters to be presented at the special meeting. However, if other matters are presented for a vote at the meeting of any adjournments thereof, the proxy holders will vote the shares represented by properly executed proxies according to their judgment on those matters.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     Each Fund will furnish, without charge, a copy of its Annual Report for the Fund's last fiscal year to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Ira P. Shapiro, Secretary of Income Opportunities Fund 1999 and Income Opportunities Fund 2000, or William Zitelli, Secretary of Corporate High Yield Fund and Corporate High Yield Fund III or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     It is currently intended that the 2000 Annual Meeting of Stockholders of each Fund, except for Income Opportunities Fund 1999, will be held in August, 2000. If a stockholder intends to present a proposal at the 2000 Annual Meeting of Stockholders of that Fund, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by March 16, 2000.

                                          By Order of the Boards of Directors,
                                          IRA P. SHAPIRO
                                          Secretary
                                          Income Opportunities Fund 1999, Inc.
                                          Income Opportunities Fund 2000, Inc.

                                          WILLIAM ZITELLI
                                          Secretary
                                          Corporate High Yield Fund, Inc.
                                          Corporate High Yield Fund III, Inc.

Dated: July 14, 1999

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

                                                                       EXHIBIT A

                      INFORMATION PERTAINING TO EACH FUND

- GENERAL INFORMATION PERTAINING TO THE FUNDS

                                            DEFINED TERM                          STATE OF
FUND                                      USED IN EXHIBIT A   FISCAL YEAR END   ORGANIZATION   MEETING TIME
----                                      -----------------   ---------------   ------------   ------------
Corporate High Yield Fund, Inc. ........  CHY                       5/31             MD          9:00 a.m.
Corporate High Yield Fund III, Inc. ....  CHY III                   5/31             MD          9:15 a.m.
Income Opportunities Fund 1999, Inc. ...  Income Opp. 1999         12/31             MD          9:30 a.m.
Income Opportunities Fund 2000, Inc. ...  Income Opp. 2000         12/31             MD          9:45 a.m.

                                                                   SHARES OF
                                                                 COMMON STOCK
                                                               OUTSTANDING AS OF
                            FUND                                THE RECORD DATE
                            ----                               -----------------
CHY.........................................................      24,008,741
CHY III.....................................................      35,167,404
Income Opp. 1999............................................      42,974,627
Income Opp. 2000............................................      11,057,727

- INFORMATION PERTAINING TO OFFICERS AND BOARD MEMBERS

                                               YEAR IN WHICH EACH NOMINEE BECAME A MEMBER OF THE BOARD
                                            -------------------------------------------------------------
                   FUND                     GLENN   GRILLS   MINTZ   SALOMON   SEIDEN   SWENSRUD   ZEIKEL
                   ----                     -----   ------   -----   -------   ------   --------   ------
CHY.......................................  1999     1994    1993     1996      1993      1993      1993
CHY III...................................  1998     1998    1998     1998      1998      1998      1998
Income Opp. 1999..........................  1999     1994    1992     1996      1992      1992      1992
Income Opp. 2000..........................  1999     1994    1992     1996      1992      1992      1992

     Set forth in the table below is information regarding board and committee meetings held and the aggregate fees and expenses paid by each Fund to non-interested Directors during each Fund's most recently completed fiscal year.

                                     BOARD                          AUDIT COMMITTEE
                       ---------------------------------   ---------------------------------    AGGREGATE
                       # MEETINGS   ANNUAL   PER MEETING   # MEETINGS   ANNUAL   PER MEETING    FEES AND
        FUND             HELD*      FEE($)    FEE($)**        HELD      FEE($)    FEE($)**     EXPENSES($)
        ----           ----------   ------   -----------   ----------   ------   -----------   -----------
CHY..................      4        2,000        500           4        2,000        500           40,092
CHY III..............      4        2,000        500           4        2,000        500           37,689
Income Opp. 1999.....      4        2,000        500           4        2,000        500           40,326
Income Opp. 2000.....      4        2,000        500           4        2,000        500           40,227

------------------

 * Includes meetings held via teleconferencing equipment.

** The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

     Set forth in the table below is information regarding compensation paid by each Fund to the non-interested Directors for the most recently completed fiscal year.

                                                                     COMPENSATION FROM FUND($)*
                                                            --------------------------------------------
                           FUND                             GRILLS   MINTZ   SALOMON   SEIDEN   SWENSRUD
                           ----                             ------   -----   -------   ------   --------
CHY.......................................................  6,000    6,000   6,000     6,000     6,000
CHY III...................................................  6,000    6,000   6,000     6,000     6,000
Income Opp. 1999..........................................  6,000    6,000   6,000     6,000     6,000
Income Opp. 2000..........................................  6,000    6,000   6,000     6,000     6,000

------------------

* No pension or retirement benefits are accrued as part of Fund expenses.

     Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-interested Directors for the year ended December 31, 1998.

                                                     AGGREGATE COMPENSATION FROM FUND AND OTHER
               NAME OF DIRECTOR                  FAM/MLAM ADVISED FUNDS PAID TO BOARD MEMBERS($)(1)
               ----------------                  --------------------------------------------------
Joe Grills.....................................                       198,333
Walter Mintz...................................                       178,583
Robert S. Salomon, Jr..........................                       178,583
Melvin R. Seiden...............................                       178,583
Stephen B. Swensrud............................                       195,583

------------------

(1) The Directors serve on the boards of other FAM/MLAM Advised Funds as follows: Mr. Grills (24 registered investment companies consisting of 56 portfolios); Mr. Mintz (22 registered investment companies consisting of 43 portfolios); Mr. Salomon (22 registered investment companies consisting of 43 portfolios); Mr. Seiden (22 registered investment companies consisting of 43 portfolios); Mr. Swensrud (25 registered investment companies consisting of 58 portfolios).

     Set forth in the table below is information about the officers of each of the Funds.

                                                                                  OFFICER SINCE
                                                                   -------------------------------------------
                                                                                     INCOME OPP.   INCOME OPP.
                                                                    CHY    CHY III      1999          2000
            NAME AND BIOGRAPHY               AGE       OFFICE      FUND     FUND        FUND          FUND
-------------------------------------------  ---   --------------  -----   -------   -----------   -----------
Terry K. Glenn.............................  58      President     1993*    1998*       1992*         1992*
  Executive Vice President of MLAM and FAM
  since 1983; Executive Vice President and
  Director of Princeton Services since
  1993; President of Princeton Funds
  Distributor, Inc. ("PFD") since 1986 and
  Director thereof since 1991; President of
  Princeton Administrators, L.P. since
  1988.
Joseph T. Monagle, Jr......................  50     Senior Vice     1997     1998        1997          1997
  Senior Vice President of FAM and MLAM              President
  since 1990; Department Head of Global
  Fixed Income Division of FAM and MLAM
  since 1997; Senior Vice President of
  Princeton Services since 1993.

                                                                                  OFFICER SINCE
                                                                   -------------------------------------------
                                                                                     INCOME OPP.   INCOME OPP.
                                                                    CHY    CHY III      1999          2000
            NAME AND BIOGRAPHY               AGE       OFFICE      FUND     FUND        FUND          FUND
-------------------------------------------  ---   --------------  -----   -------   -----------   -----------
Jeffrey B. Hewson..........................  48     Senior Vice                          1992          1992
  Director (Global Fixed Income) of MLAM             President
  since 1998; Vice President of MLAM since
  1989; Portfolio Manager of MLAM since
  1985; Senior Consultant, Price Waterhouse
  1981 to 1985.
Gregory Mark Maunz.........................  46     Senior Vice                          1992          1992
  First Vice President of MLAM since 1997;           President
  Vice President of MLAM from 1985 to 1997;
  Portfolio Manager of MLAM since 1984.
Vincent T. Lathbury, III...................  58    Vice President   1993     1998
  First Vice President of MLAM since 1997;
  Vice President of MLAM since 1982;
  Portfolio Manager of FAM and MLAM since
  1982.
Elizabeth M. Phillips......................  49    Vice President   1993     1998
  Vice President of MLAM since 1987;
  Portfolio Manager of FAM and MLAM since
  1993.
Teresa L. Giacino..........................  37    Vice President                        1998          1998
  Vice President of MLAM since 1992.
Theodore Magnani...........................  37    Vice President                        1998          1998
  Vice President of MLAM since 1992.
Donald C. Burke............................  39    Vice President   1993     1998        1993          1993
  Senior Vice President and Treasurer of             Treasurer      1999     1999        1999          1999
  MLAM and FAM since 1999; Senior Vice
  President and Treasurer of Princeton
  Services since 1999; Vice President of
  PFD since 1999; First Vice President of
  MLAM from 1997 to 1999; Vice President of
  MLAM from 1990 to 1997; Director of
  Taxation of MLAM since 1990.
Ira P. Shapiro.............................  36      Secretary                           1996          1996
  First Vice President of FAM and MLAM
  since 1997; Attorney associated with FAM
  and MLAM since 1993.
William Zitelli............................  31      Secretary      1999     1999
  Attorney associated with MLAM since 1998;
  attorney associated with Pepper Hamilton
  LLP from 1997 to 1998; attorney
  associated with Reboul, MacMurray,
  Hewitt, Maynard & Kristol from 1994 to
  1997.

* Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.

                        CORPORATE HIGH YIELD FUND, INC.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                     PROXY

          This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and William Zitelli as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of Corporate High Yield Fund, Inc. (the "Fund") held of record by the undersigned on June 30, 1999 at the Annual Meeting of Stockholders of the Fund to be held on August 25, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes: [ ] or [x] in blue or black ink.


1.      ELECTION OF DIRECTORS    FOR all nominees listed below                  WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [ ]   to vote for all nominees listed below [ ]

        (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
        Terry K. Glenn, Joe Grills, Walter Mintz, Robert S. Salomon, Jr., Melvin R. Seiden, Stephen B. Swensrud and Arthur Zeikel

2.      Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year

        FOR [ ]       AGAINST [ ]        ABSTAIN [ ]

3.      In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                            Dated:                                       , 1999
                                  ---------------------------------------
                                  X
                                  ---------------------------------------
                                                Signature
                                  X
                                  ---------------------------------------
                                       Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly using the Enclosed Envelope.

                      CORPORATE HIGH YIELD FUND III, INC.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                     PROXY

          This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and William Zitelli as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of Corporate High Yield Fund III, Inc. (the "Fund") held of record by the undersigned on June 30, 1999 at the Annual Meeting of Stockholders of the Fund to be held on August 25, 1999 or any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes: [ ] or [x] in blue or black ink.

1.   ELECTION OF DIRECTORS    FOR all nominees listed below                     WITHHOLD AUTHORITY
                              (except as marked to the contrary below) [ ]      to vote for all nominees listed below [ ]

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
     Terry K. Glenn, Joe Grills, Walter Mintz, Robert S. Salomon, Jr., Melvin
     R. Seiden, Stephen B. Swensrud and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year

     FOR [ ]       AGAINST [ ]       ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                          Dated:                    , 1999
                                                 ------------------

                                          X
                                          -------------------------------
                                                     Signature

                                          X
                                          -------------------------------
                                             Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly using the Enclosed Envelope.

                      INCOME OPPORTUNITIES FUND 1999, INC.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                     PROXY

          This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Ira P. Shapiro as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of Income Opportunities Fund 1999, Inc. (the "Fund") held of record by the undersigned on June 30, 1999 at the Annual Meeting of Stockholders of the Fund to be held on August 25, 1999 or any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes: [ ] or [x] in blue or black ink.


1.   ELECTION OF DIRECTORS    FOR all nominees listed below                     WITHHOLD AUTHORITY
                              (except as marked to the contrary below) [ ]      to vote for all nominees listed below [ ]

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     Terry K. Glenn, Joe Grills, Walter Mintz, Robert S. Salomon, Jr., Melvin R. Seiden, Stephen B. Swensrud and Arthur Zeikel

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year

     FOR [ ]        AGAINST [ ]         ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        Dated:                        , 1999
                                              ------------------------

                                        X
                                        ------------------------------------
                                                     Signature

                                        X
                                        ------------------------------------
                                             Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly using the Enclosed Envelope.

                      INCOME OPPORTUNITIES FUND 2000, INC.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                     PROXY

          This proxy is solicited on behalf of the Board of Directors

          The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Ira P. Shapiro as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of Income Opportunities Fund 2000, Inc. (the "Fund") held of record by the undersigned on June 30, 1999 at the Annual Meeting of Stockholders of the Fund to be held on August 25, 1999 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

          By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes: [ ] or [x] in blue or black ink.

1.   ELECTION OF DIRECTORS          FOR all nominees listed below                        WITHHOLD AUTHORITY
                                    (except as marked to the contrary below) [ ]         to vote for all nominees listed below [ ]

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
     Terry K. Glenn, Joe Grills, Walter Mintz, Robert S. Salomon, Jr., Melvin R. Seiden, Stephen B. Swensrud and Arthur Zeikel

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year

     FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustees or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                    Dated:                                , 1999
                                          --------------------------------

                                     X
                                    --------------------------------------------
                                                    Signature

                                     X
                                    --------------------------------------------
                                            Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly using the Enclosed Envelope.